GREENPOINT MORTGAGE FUNDING, INC.
           CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which GreenPoint acted as servicer involving residential mortgage loans (the "Platform");
2. GreenPoint has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;
3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;
5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto;
6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;
7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and
8. Ernst & Young, a registered public accounting firm, has issued an attestation report on GreenPoint's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 28, 2007

                                               GreenPoint Mortgage Funding, Inc.



                                                   By:  /s /Michael DeFrancesco
                                                   Name: Michael DeFrancesco
                                                   Title:   Senior Vice
                                                   President, Loan
                                                   Administration



                                         APPENDIX A

--------------------------------------------------------------- ---------------------------- ---------------
                                                                                              INAPPLICABLE
                                                                        APPLICABLE             SERVICING
                             SERVICING CRITERIA                     SERVICING CRITERIA         CRITERIA*
--------------------------------------------------------------- ---------------------------- ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
   REFERENCE                       CRITERIA                       PERFORMED      PERFORMED
                                                                                    BY
                                                                                VENDOR(S)
                                                                                 FOR WHICH
                                                                                GREENPOINT
                                                                   DIRECTLY       IS THE
                                                                      BY        RESPONSIBLE
                                                                  GREENPOINT       PARTY
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                       GENERAL SERVICING CONSIDERATIONS
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(1)(i)    Policies  and  procedures  are  instituted  to  X  monitor  any
                 performance   or  other  triggers  and  events  of  default  in
                 accordance with the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(1)(ii)   If any material servicing activities are
                 outsourced to third parties, policies and            X
                 procedures are instituted to monitor the
                 third party's performance and compliance
                 with such servicing activities.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(1)(iii)  Any requirements in the transaction                                               X
                 agreements to maintain a back-up servicer
                 for the mortgage loans are maintained.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(1)(iv)   A fidelity bond and errors and omissions
                 policy is in effect on the party                     X
                 participating in the servicing function
                 throughout the reporting period in the
                 amount of coverage required by and otherwise
                 in accordance with the terms of the
                 transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                      CASH COLLECTION AND ADMINISTRATION
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(i)    Payments on mortgage loans are deposited                          X (1)
                 into the appropriate custodial bank accounts         X
                 and related bank clearing accounts no more
                 than two business days following receipt, or
                 such other number of days specified in the
                 transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(ii)   Disbursements made via wire transfer on              X
                 behalf of an obligor or to an investor are
                 made only by authorized personnel.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(iii)  Advances of funds or guarantees regarding
                 collections, cash flows or distributions,            X
                 and any interest or other fees charged for
                 such advances, are made, reviewed and
                 approved as specified in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(iv)   The related accounts for the transaction,
                 such as cash reserve accounts or accounts            X
                 established as a form of
                 overcollateralization, are separately
                 maintained (e.g., with respect to
                 commingling of cash) as set forth in the
                 transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(v)    Each custodial account is maintained at a
                 federally insured depository institution as
                 set forth in the transaction agreements. For         X
                 purposes of this criterion, "federally
                 insured depository institution" with respect
                 to a foreign financial institution means a
                 foreign financial institution that meets the
                 requirements of Rule 13k-1(b)(1) of the
                 Securities Exchange Act.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(vi)   Unissued checks are safeguarded so as to
                 prevent unauthorized access.                         X
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(2)(vii)  Reconciliations are prepared on a monthly
                 basis for all asset-backed securities
                 related bank accounts, including custodial
                 accounts and related bank clearing accounts.
                 These reconciliations are (A) mathematically         X
                 accurate; (B) prepared within 30 calendar
                 days after the bank statement cutoff date,
                 or such other number of days specified in
                 the transaction agreements; (C) reviewed and
                 approved by someone other than the person
                 who prepared the reconciliation; and (D)
                 contain explanations for reconciling items.
                 These reconciling items are resolved within
                 90 calendar days of their original
                 identification, or such other number of days
                 specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                      INVESTOR REMITTANCES AND REPORTING
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(3)(i)    Reports to investors, including those to be
                 filed with the Commission, are maintained in
                 accordance with the transaction agreements
                 and applicable Commission requirements.
                 Specifically, such reports (A) are prepared
                 in accordance with timeframes and other              X
                 terms set forth in the transaction
                 agreements; (B) provide information
                 calculated in accordance with the terms
                 specified in the transaction agreements; (C)
                 are filed with the Commission as required by
                 its rules and regulations; and (D) agree
                 with investors' or the trustee's records as
                 to the total unpaid principal balance and
                 number of mortgage loans serviced by the
                 Servicer.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(3)(ii)   Amounts due to investors are allocated and
                 remitted in accordance with timeframes,              X
                 distribution priority and other terms set
                 forth in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                 Disbursements made to an investor are posted
                 within two business days to the Servicer's           X
                 investor records, or such other number of
1122(d)(3)(iii) days specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                 Amounts remitted to investors per the
                 investor reports agree with cancelled                X
                 checks, or other form of payment, or
1122(d)(3)(iv) custodial bank statements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                           POOL ASSET ADMINISTRATION
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(i)    Collateral or security on mortgage loans is                                       X
                 maintained as required by the transaction
                 agreements or related mortgage loan
                 documents.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                 Mortgage loan and related documents are              X
                 safeguarded as required by the transaction
1122(d)(4)(ii)   agreements
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(iii)  Any additions, removals or substitutions to
                 the asset pool are made, reviewed and                X
                 approved in accordance with any conditions
                 or requirements in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(iv)   Payments on mortgage loans, including any                         X(1)
                 payoffs, made in accordance with the related
                 mortgage loan documents are posted to the
                 Servicer's obligor records maintained no             X
                 more than two business days after receipt,
                 or such other number of days specified in
                 the transaction agreements, and allocated to
                 principal, interest or other items (e.g.,
                 escrow) in accordance with the related
                 mortgage loan documents.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(v)    The Servicer's records regarding the
                 mortgage loans agree with the Servicer's             X
                 records with respect to an obligor's unpaid
                 principal balance.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(vi)   Changes  with  respect  to the terms or status of an  obligor's mortgage  loans (e.g.,  loan  modifications  or re-agings)  are made,  X reviewed  and  approved  by  authorized  personnel  in accordance  with the  transaction  agreements  and related pool asset documents.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,
                 forbearance plans, modifications and deeds
                 in lieu of foreclosure, foreclosures and             X
                 repossessions, as applicable) are initiated,
                 conducted and concluded in accordance with
                 the timeframes or other requirements
                 established by the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(viii) Records documenting collection efforts are
                 maintained during the period a mortgage loan
                 is delinquent in accordance with the
                 transaction agreements. Such records are
                 maintained on at least a monthly basis, or           X
                 such other period specified in the
                 transaction agreements, and describe the
                 entity's activities in monitoring delinquent
                 mortgage loans including, for example, phone
                 calls, letters and payment rescheduling
                 plans in cases where delinquency is deemed
                 temporary (e.g., illness or unemployment).
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(ix)   Adjustments to interest rates or rates of
                 return for mortgage loans with variable              X
                 rates are computed based on the related
                 mortgage loan documents.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(x)    Regarding any funds held in trust for an
                 obligor (such as escrow accounts): (A) such
                 funds are analyzed, in accordance with the
                 obligor's mortgage loan documents, on at
                 least an annual basis, or such other period          X
                 specified in the transaction agreements; (B)
                 interest on such funds is paid, or credited,
                 to obligors in accordance with applicable
                 mortgage loan documents and state laws; and
                 (C) such funds are returned to the obligor
                 within 30 calendar days of full repayment of
                 the related mortgage loans, or such other
                 number of days specified in the transaction
                 agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(xi)   Payments made on behalf of an obligor (such                       X(2)
                 as tax or insurance payments) are made on or
                 before the related penalty or expiration
                 dates, as indicated on the appropriate bills
                 or notices for such payments, provided that
                 such support has been received by the
                 Servicer at least 30 calendar days prior to
                 these dates, or such other number of days
                 specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(xii)  Any late payment penalties in connection                          X(2)
                 with any payment to be made on behalf of an
                 obligor are paid from the Servicer's funds
                 and not charged to the obligor, unless the
                 late payment was due to the obligor's error
                 or omission.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                 Disbursements  made on behalf of an obligor  are posted  within two business days to the X obligor's records  maintained by the
                 Servicer, or such other number of days
1122(d)(4)(xiii) specified in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
1122(d)(4)(xiv)  Delinquencies,  charge-offs  and  uncollectible  X accounts are recognized  and  recorded in  accordance  with the  transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------
---------------- ---------------------------------------------- --------------- ------------ ---------------
                 Any external enhancement or other support,
                 identified in Item 1114(a)(1) through (3) or
                 Item 1115 of Regulation AB, is maintained as                                      X
1122(d)(4)(xv)   set forth in the transaction agreements.
---------------- ---------------------------------------------- --------------- ------------ ---------------



(1) The servicer has elected to take responsibility for assessing compliance with such servicing criteria as permitted by the Interpretation 17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox

(2) The servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.

                                        APPENDIX B*


1. GreenPoint has identified the following noncompliance with servicing criteria 1122(d)(1)(i), 1122(d)(2)(iv), and 1122(d)(3)(ii) applicable to the Platform during the year ended December 31, 2006 as follows:


1122(d)(1)(i) - GreenPoint did not institute policies and procedures to monitor performance or other triggers and events of defaults in accordance with the transaction agreements.


1122(d)(2)(iv) - GreenPoint did not establish separate P&I and T&I accounts for certain securitizations which allowed funds to be commingled in various custodial accounts.


1122(d)(3)(ii) - In certain situations where GreenPoint has received mortgage insurance proceeds prior to the liquidation of the related properties, the mortgage insurance proceeds were not remitted at the time of the next regularly scheduled remittance date as required by the transaction agreements, but instead remained in the related custodial account and were remitted at the time the REO liquidation proceeds were remitted to the Master Servicer.



2. GreenPoint has implemented the following remediation procedures:

1122(d)(1)(i) - GreenPoint has active monitoring of the entire portfolio and at investor levels but not at the securitization transaction level. GreenPoint will establish policies and procedures to monitor performance or other triggers and events of default in accordance with the transaction agreements.


1122(d)(2)(iv) - GreenPoint has separated the commingled funds and established proper custodial and escrow accounts and improved the oversight of establishing such accounts as required by the related agreements.


1122(d)(3)(ii) - GreenPoint is modifying applicable agreements to clarify that such mortgage insurance proceeds may be remitted at the time of the remittance of the REO liquidation proceeds or modifying its remittance practice to remit the mortgage insurance proceeds during the next regularly schedule remittance where required.




*Accountants' attestation report covers only paragraph 1 of this Appendix B